                                 Exhibit 10.1

Headlands                    SERVICING CERTIFICATE
Mortgage

=============================================================================================================================
Revolving Home Equity Loan  LIBOR:                             5.88500%   Current Collection Period:      2/1/00-2/29/00
Asset-Backed Notes          Margin A-1:                        0.35500%   P&S Agreement Date:                  9/1/99
Series 1999-1               Class A-1  Note Rate:              6.24000%   Original Closing Date:              9/29/99
                            Class A-2  Note Rate:              6.28500%   Distribution Date:                  3/15/00
                            Margin A-2:                        0.40000%   Record Date:                        3/14/00
                            Interest Period 2/15/00 thru
                            3/14/00:                             29       Pool Factor:                      90.2163462%
                            Servicing Fee Rate:                0.50000%   Initial Class A-1 O/C Amt:       1,600,227.33
                            Class A-1 Premium Fee Rate:        0.18000%   Initial Class A-2 O/C Amt:        431,934.61
                            Class A-2 Premium Fee Rate:        0.18000%
                                                                          Class A-1 O/C Amt as of Pmt      5,270,534.54
                                                                          Date:
                            Trustee Fee:                       0.00750%   Class A-2 O/C Amt as of Pmt      1,273,324.90
                                                                          Date:
                            Class A-1 Weighted Avg Loan Rate: 11.67624%

                            Class A-2 Weighted Avg Loan
                            Rate:                             11.46729%

                            Total Management Fee              1,000.00
        =====================================================================================================================


BALANCES
        Beginning Class A-1 Pool Balance                                                  208,032,663.03
        Beginning Class A-2 Pool Balance                                                   47,640,173.81


        Beginning Class A-1 Note Balance -- CUSIP 422093AK0                               203,677,733.01
        Beginning Class A-2 Note Balance -- CUSIP 422093AL8                                46,608,370.49

        Class A-1 Overcollateralization Amount to Fill                                      2,194,728.42
        Class A-2 Overcollateralization Amount to Fill                                        738,262.81

        Ending Class A-1 Pool Balance                                                     204,405,502.98
        Ending Class A-2 Pool Balance                                                      44,581,254.35


        Ending Class A-1 Note Balance -- CUSIP 422093AK0                                  199,134,968.44
        Ending Class A-2 Note Balance -- CUSIP 422093AL8                                   43,307,929.45

        Additional Balances Class A-1                                                       3,614,139.63
        Additional Balances Class A-2                                                         107,370.20

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                           0
        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                        0.00
        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)            0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)         0.00
        Number of all Subsequent HELOC Mortgage Loans (Current Date)                                   0
        Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                 0.00
        Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                              0
        Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                           0.00
        Number of all Subsequent HLTV Mortgage Loans (Current Date)                                    0
        Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                  0.00
        Cumulative Number of ALL Subsequent Mortgage Loans                                             0
        Cumulative Subsequent Mortgage Loan Asset Balance                                           0.00
        Class A-1 Cummulative Excess of Draws Over Principal Paydown                                0.00

        Beginning Loan Count                                                                       5,910
        Ending Loan Count                                                                          5,803

COLLECTION AMOUNTS Class A-1
   1    Aggregate of All Mortgage Collections (Gross)                                       9,300,016.93
   2    Total Mortgage Interest Collections (Gross)                                         2,058,717.25
        Servicing Fees (current collection period)                                             86,680.28
        Deferred Interest Transfer  (DI)                                                            0.00
     3a      Mortgage Principal Collections                                                 7,241,299.68
     3b      Pre-Funded Balance                                                                     0.00
     3c      Net Liquidation Proceeds                                                               0.00
   3    Total Mortgage Principal Collections                                                7,241,299.68
        Aggregate of Transfer Deposits                                                              0.00
        Investor Loss Amount                                                                        0.00
        Aggregate Investor Loss Reduction Amount                                                    0.00


COLLECTION AMOUNTS Class A-2
   1    Aggregate of All Mortgage Collections (Gross)                                       3,671,130.43
   2    Total Mortgage Interest Collections (Gross)                                           504,840.77
        Servicing Fees (current collection period)                                             19,850.07
        Deferred Interest Transfer  (DI)                                                            0.00
     3a      Mortgage Principal Collections                                                 3,166,289.66
     3b      Pre-Funded Balance                                                                     0.00
     3c      Net Liquidation Proceeds                                                               0.00
   3    Total Mortgage Principal Collections                                                3,166,289.66
        Aggregate of Transfer Deposits                                                              0.00
        Investor Loss Amount                                                                        0.00
        Aggregate Investor Loss Reduction Amount                                                    0.00

TOTAL COLLECTION AMOUNT
   1    Aggregate of All Mortgage Collections (Gross)                                      12,971,147.36
   2    Total Mortgage Interest Collections (Gross)                                         2,563,558.02
        Servicing Fees (current collection period)                                            106,530.35
        Deferred Interest Transfer (DI)                                                             0.00
     3a      Mortgage Principal Collections                                                10,407,589.34
     3b      Insurance Proceeds                                                                     0.00
     3c      Net Liquidation Proceeds                                                               0.00
   3    Total Mortgage Principal Collections                                               10,407,589.34
        Aggregate of Transfer Deposits                                                              0.00
        Investor Loss Amount                                                                        0.00
        Aggregate Investor Loss Reduction Amount                                                    0.00


        Class A-1 Net Interest Collection                                                   1,972,036.97
        Class A-2 Net Interest Collection                                                     484,990.70



DISTRIBUTION AMOUNTS Class A-1
        Class A-1 Note    Interest 8.6 (d)(iv)                                              1,023,820.07
        Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                 0.00
        Class A-1 Note    Reserve Fund Amount                                                       0.00
        Investor Loss Amount                                                                        0.00
        Previous Investor Loss Amount                                                               0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                            30,551.66
        Credit Enhancer Reimbursement                                                               0.00
        Accelerated Principal Distribution Amount                                             915,604.52
        Spread Account Deposit                                                                      0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                        1,272.99
        Management Fee 8.6 (d)(iii)                                                               787.74
        Payment to Servicer                                                                         0.00
        Deferred Interest                                                                           0.00

        Remaining Amount to Transferor                                                              0.00
        Total Certificateholders Distribution Allocable to Interest                         1,972,036.98

        Maximum Principal Payment                                                           3,627,160.05
        Scheduled Principal Collection Payment ((x)the excess of Max Prin
        Pymt (y) the HELOC Pool O/C Redctin Amt) 8.6(d)(v)                                          0.00
        Accelerated Principal Distribution Amount                                             915,604.52
        Loan Loss                                                                                   0.00
        Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                         0.00
        Total Certificateholders Distribution Allocable to Principal                        4,542,764.57

DISTRIBUTION AMOUNTS Class A-2
        Class A-2 Note    Interest 8.6 (d)(iv)                                                235,974.30
        Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                 0.00
        Class A-2 Note    Reserve Fund Amount                                                       0.00
        Investor Loss Amount                                                                        0.00
        Previous Investor Loss Amount                                                               0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                             6,991.26
        Credit Enhancer Reimbursement                                                               0.00
        Accelerated Principal Distribution Amount                                             241,521.58
        Spread Account Deposit                                                                      0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                          291.30
        Management Fee 8.6 (d)(iii)                                                               212.26
        Payment to Servicer                                                                         0.00
        Deferred Interest                                                                           0.00
        Remaining Amount to Transferor                                                              0.00
        Total Certificateholders Distribution Allocable to Interest                           484,990.69

        Maximum Principal Payment                                                           3,058,919.46
        Scheduled Principal Collection Payment ((x)the excess of Max Prin
        Pymt (y) the Second Pool O/C Redctin Amt) 8.6(d)(v)                                         0.00
        Accelerated Principal Distribution Amount                                             241,521.58
        Loan Loss                                                                                   0.00
        Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                         0.00
        Total Certificateholders Distribution Allocable to Principal                        3,300,441.04


TOTAL DISTRIBUTION AMOUNT
        Class A Note    Interest 8.6 (d)(iv)                                                1,259,794.37
        Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                           0.00
        Class A Note    Reserve Fund Amount                                                         0.00
        Investor Loss Amount 5.01(iii)                                                              0.00
        Previous Investor Loss Amount 5.01(iv)                                                      0.00
        Monthly Credit Enhancer Premium 8.6 (d)(ii)                                            37,542.92
        Credit Enhancer Reimbursement 5.01(vi)                                                      0.00
        Accelerated Principal Distribution Amount 5.01(vii)                                 1,157,126.10
        Spread Account Deposit 5.01(viii)                                                           0.00
        Indenture Trustee Fee 8.6 (d)(i)                                                        1,564.29
        Management Fee 8.6 (d)(iii)                                                             1,000.00
        Payment to Servicer per Section 7.03 5.01 (x)                                               0.00
        Deferred Interest 5.01 (xi)                                                                 0.00
        Remaining Amount to Transferor 5.01 (xii)                                                   0.00
        Total Certificateholders Distribution Allocable to Interest                         2,457,027.67

        Maximum Principal Payment                                                           6,686,079.51
        Scheduled Principal Collection Payment                                                      0.00
        Accelerated Principal Distribution Amount                                           1,157,126.10
        Loan Loss                                                                                   0.00


        Overcollateralization Deficit 8.6 (d)(vi)                                                             0.00
        Total Certificateholders Distribution Allocable to Principal                                  7,843,205.61


LOSSES/RETRANSFERS
        Unpaid Class A-1 Note  Interest Shortfall Due (From Previous Distributions)                           0.00
        Unpaid Class A-2 Note  Interest Shortfall Due (From Previous Distributions)                           0.00
        Interest Earned on Shortfall @ applicable Certificate Rate                                            0.00
        Investor Loss Reduction Amount (From Previous Distributions)                                          0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
        Total Class A-1 Note Distribution Amount Allocable to Interest                                   4.8363435
        Interest Distribution Amount                                                                     4.8363435
        Unpaid Note Interest Shortfall Included in Current Distribution                                  0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                  0.0000000

        Total Class A-1 Note Distribution Amount Allocable to Principal                                 21.4592101
        Maximum Principal Payment                                                                       17.1340576
        Scheduled Principal Collections Payment                                                          0.0000000
        Loan Loss                                                                                        0.0000000
        Accelerated Principal Distribution Amount                                                        4.3251526


Class A-2
        Total Class A-2 Note Distribution Amount Allocable to Interest                                   4.1368517
        Interest Distribution Amount                                                                     4.1368517
        Unpaid Note Interest Shortfall Included in Current Distribution                                  0.0000000
        Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                  0.0000000


        Total Class A-2 Note Distribution Amount Allocable to Principal                                 57.8598408
        Maximum Principal Payment                                                                       53.6257400
        Scheduled Principal Collections Payment                                                          0.0000000
        Loan Loss                                                                                        0.0000000
        Accelerated Principal Distribution Amount                                                        4.2341008


        Total Interest Amount Distributed to Class A Certificateholder                                   8.9731953
        Total Principal Amount Distributed to Class A Certificateholder                                 79.3190509

        Credit Enhancement Draw Amount                                                                        0.00

DELINQUENCIES/FORECLOSURES

Class A-1
        Number of Mortgages 30 to 59 Days Delinquent                                                            68
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                            2,618,725.32
        Number of Mortgages 60 to 89 Days Delinquent                                                            10
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                              357,590.04
        Number of Mortgages 90 to 179 Days Delinquent                                                            6
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                             334,846.67
        Number of Mortgages 180 or more Days Delinquent                                                          0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                 0.00
        Number of Mortgage Loans in Foreclosure                                                                 10
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                   389,029.23

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                             0.00
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                 0.00


Class A-2
        Number of Mortgages 30 to 59 Days Delinquent                                                             5
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                              418,136.31
        Number of Mortgages 60 to 89 Days Delinquent                                                             0
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                    0.00
        Number of Mortgages 90 to 179 Days Delinquent                                                            0
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                   0.00
        Number of Mortgages 180 or more Days Delinquent                                                          0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                 0.00
        Number of Mortgage Loans in Foreclosure                                                                  1
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                   399,190.00

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                       242,594.50
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                 0.00


TOTAL DELINQUENCIES/FORECLOSURES

        Number of Mortgages 30 to 59 Days Delinquent                                                            73
        Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                            3,036,861.63
        Number of Mortgages 60 to 89 Days Delinquent                                                            10
        Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                              357,590.04
        Number of Mortgages 90 to 179 Days Delinquent                                                            6
        Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                             334,846.67
        Number of Mortgages 180 or more Days Delinquent                                                          0
        Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                 0.00
        Number of Mortgage Loans in Foreclosure                                                                 11
        Aggregate Principal Balances of Mortgage Loans in Foreclosure                                   788,219.23

        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                       242,594.50
        Aggregate Trust Balances of any Liquidated Loans in the Current Month                                 0.00

==================================================================================================================

RESERVE FUND ACTIVITY

        Class A-1 Reserve Fund  Beginning Balance                                                             0.00
        Class A-1 Reserve Fund  Deposit/Withdrawal                                                            0.00
        Class A-1 Reserve Fund  Ending Balance                                                                0.00

        Class A-2 Reserve Fund  Beginning Balance                                                             0.00
        Class A-2 Reserve Fund  Deposit/Withdrawal                                                            0.00
        Class A-2 Reserve Fund  Ending Balance                                                                0.00


        OFFICER'S CERTIFICATE
        All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

        The Attached Servicing Certificate is true and correct in all material respects.


        -------------------------------------------------------
        A Servicing Officer    Teri Martine

------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                                STATEMENT TO NOTEHOLDERS
==================================================================================================================
Revolving Home Equity Loan   LIBOR:                        5.88500%  Current Collection Period:   2/1/00-2/29/00
Asset-Backed Notes           Margin:                       0.35500%  P&S Agreement Date:              9/1/99

Series 1999-1                Class A-1  Note Rate:         6.24000%  Original Closing Date:          9/29/99
                             Class A-2  Note Rate:         6.28500%  Distribution Date:              3/15/00
                                                                     Record Date:                    3/14/00

                             Interest Period 2/15/00 thru     29     Pool Factor:                  90.2163462%
                                       3/14/00:

==================================================================================================================

          BALANCES
          Beginning HELOC Pool Balance                                                              208,032,663.03
          Beginning Second Lien Pool Balance                                                         47,640,173.81
          Beginning Class A-1 Note Balance -- CUSIP 422093AK0                                       203,677,733.01
          Beginning Class A-2 Note Balance -- CUSIP 422093AL8                                        46,608,370.49


          Ending Class A-1 Pool Balance                                                             204,405,502.98
          Ending Class A-2 Pool Balance                                                              44,581,254.35


          Ending Class A-1 Note Balance -- CUSIP 422093AK0                                          199,134,968.44
          Ending Class A-2 Note Balance -- CUSIP 422093AL8                                           43,307,929.45

          Additional Balances  Class A-1                                                              3,614,139.63
          Additional Balances  Class A-2                                                                107,370.20

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                   0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                    0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                 0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                           0
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                         0.00
          Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                      0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                   0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                            0
          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                          0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                                     0
          Cumulative Subsequent Mortgage Loan Asset Balance                                                   0.00
          Class A-1 Cummulative Excess of Draws Over Principal Paydown                                        0.00

          Beginning Loan Count                                                                               5,910
          Ending Loan Count                                                                                  5,803

COLLECTION AMOUNTS Class A-1
          Aggregate of All Mortgage Collections                                                      9, 213,336.65
          Total Mortgage Interest Collections                                                         2,058,717.25
          Servicing Fees (current collection period)                                                    (86,680.28)
               Mortgage Principal Collections                                                         7,241,299.68
               Pre-Funded Balance                                                                             0.00
                                                                                                              0.00
          Total Mortgage Principal Collections                                                        7,241,299.68

COLLECTION AMOUNTS Class A-2
          Aggregate of All Mortgage Collections                                            3,651,280.36
          Total Mortgage Interest Collections                                                504,840.77
          Servicing Fees (current collection period)                                         (19,850.07)
               Mortgage Principal Collections                                              3,166,289.66
               Pre-Funded Balance                                                                  0.00
                                                                                                   0.00
          Total Mortgage Principal Collections                                             3,166,289.66

TOTAL COLLECTION AMOUNT
          Aggregate of All Mortgage Collections                                           12,971,147.36
          Total Mortgage Interest Collections                                              2,563,558.02
               Mortgage Principal Collections                                             10,407,589.34
               Pre-Funded Balance                                                                  0.00

          Total Mortgage Principal Collections                                            10,407,589.34

DISTRIBUTION AMOUNTS Class A-1
          Class A-1 Note  Interest                                                         1,023,820.07
          Class A-1 Note  Unpaid Interest Shortfall (current cycle)                                0.00
          Class A-1 Note  Reserve Fund Amount                                                      0.00

          Maximum Principal Payment                                                        3,627,160.05
          Scheduled Principal Collection                                                           0.00
          Accelerated Principal Distribution Amount                                          915,604.52
          Loan Loss                                                                                0.00
          Class A-1 Overcollateralization Deficit                                                  0.00
          Total Certificateholders Distribution Allocable to Principal                     4,542,764.57

DISTRIBUTION AMOUNTS Class A-2
          Class A-2 Note Interest                                                            235,974.30
          Class A-2 Note Unpaid Interest Shortfall (current cycle)                                 0.00
          Class A-2 Note Reserve Fund Amount                                                       0.00

          Maximum Principal Payment                                                        3,058,919.46
          Scheduled Principal Collection                                                           0.00
          Accelerated Principal Distribution Amount                                          241,521.58
          Loan Loss                                                                                0.00
          Class A-2 Overcollateralization Deficit                                                  0.00
          Total Certificateholders Distribution Allocable to Principal                     3,300,441.04


TOTAL DISTRIBUTION AMOUNT
          Class A Note  Interest                                                           1,259,794.37
          Class A Note  Unpaid Interest Shortfall (current cycle)                                  0.00
          Class A Note  Reserve Fund Amount                                                        0.00

          Maximum Principal Payment                                                        6,686,079.51
          Scheduled Principal Collection Payment                                                   0.00
          Accelerated Principal Distribution Amount                                        1,157,126.10
          Overcollateralization Deficit                                                            0.00
          Total Certificateholders Distribution Allocable to Principal                     7,843,205.61

LOSSES/RETRANSFERS

          Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                      0.00
          Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                      0.00
          Interest Earned on Shortfall @ applicable Certificate Rate                                      0.00
          Investor Loss Reduction Amount (From Previous Distributions)                                    0.00



DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
          Total Class A-1 Note Distribution Amount Allocable to Interest                             4.8363435
          Interest Distribution Amount                                                               4.8363435
          Unpaid Note Interest Shortfall Included in Current Distribution                            0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)            0.0000000

          Total Class A-1 Note Distribution Amount Allocable to Principal                           21.4592101
          Maximum Principal Payment                                                                 17.1340576
          Scheduled Principal Collections Payment                                                    0.0000000
          Loan Loss                                                                                  0.0000000
          Accelerated Principal Distribution Amount                                                  4.3251526

Class A-2
          Total Class A-2 Note Distribution Amount Allocable to Interest                             4.1368517
          Interest Distribution Amount                                                               4.1368517
          Unpaid Note Interest Shortfall Included in Current Distribution                            0.0000000
          Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)            0.0000000

          Total Class A-2 Note Distribution Amount Allocable to Principal                           57.8598408
          Maximum Principal Payment                                                                 53.6257400
          Scheduled Principal Collections Payment                                                    0.0000000
          Loan Loss                                                                                  0.0000000
          Accelerated Principal Distribution Amount                                                  4.2341008


          Total Interest Amount Distributed to Class A Certificateholder                             8.9731953
          Total Principal Amount Distributed to Class A Certificateholder                           79.3190509

          Credit Enhancement Draw Amount                                                                  0.00

DELINQUENCIES/FORECLOSURES
Class A-1
          Number of Mortgages 31 to 60 Days Delinquent                                                      68
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                      2,618,725.32
          Number of Mortgages 61 to 90 Days Delinquent                                                      10
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                        357,590.04
          Number of Mortgages 91 to 180 or more Days Delinquent                                              6
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent               334,846.67
          Number of Mortgages 181 or more Days Delinquent                                                    0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                           0.00
          Number of Mortgage Loans in Foreclosure                                                           10
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                             389,029.23


          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                       0.00
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                           0.00

Class A-2
          Number of Mortgages 31 to 60 Days Delinquent                                                        5
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         418,136.31
          Number of Mortgages 61 to 90 Days Delinquent                                                        0
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                  -
          Number of Mortgages 91 to 180 or more Days Delinquent                                               0
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                      0.00
          Number of Mortgages 181 or more Days Delinquent                                                     0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                            0.00
          Number of Mortgage Loans in Foreclosure                                                             1
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                              399,190.00

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                  242,594.50
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                            0.00

TOTAL DELINQUENCIES/FORECLOSURES
          Number of Mortgages 31 to 60 Days Delinquent                                                       73
          Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                       3,036,861.63
          Number of Mortgages 61 to 90 Days Delinquent                                                       10
          Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                         357,590.04
          Number of Mortgages 91 to 180 or more Days Delinquent                                               6
          Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                334,846.67
          Number of Mortgages 181 or more Days Delinquent                                                     0
          Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                            0.00
          Number of Mortgage Loans in Foreclosure                                                            11
          Aggregate Principal Balances of Mortgage Loans in Foreclosure                              788,219.23

          Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                  242,594.50
          Aggregate Trust Balances of any Liquidated Loans in the Current Month                            0.00

===============================================================================================================

          Class A-1 Note Rate For Next Distribution        LIBOR                        6.00375%        6.35875%


RESERVE FUND ACTIVITY

          Class A-1 Reserve Fund  Beginning Balance                                                         0.00
          Class A-1 Reserve Fund  Deposit/Withdrawal                                                        0.00
          Class A-1 Reserve Fund  Ending Balance                                                            0.00

          Class A-2 Reserve Fund  Beginning Balance                                                         0.00
          Class A-2 Reserve Fund  Deposit/Withdrawal                                                        0.00
          Class A-2 Reserve Fund  Ending Balance                                                            0.00